Commitments and Contingent Liabilities - Schedule of Weighted-Average Assumptions Used to Determine Net Benefit Cost (Details)	12 Months Ended
Dec. 31, 2024
Schedule of Weighted-Average Assumptions Used to Determine Net Benefit Cost [Abstract]
Discount rate	3.38%
Rate of compensation increase	3.00%
Turnover rate	5.00%
Expected long-term rate of return on plan assets	3.38%